Fixed Income Presentation March 2026 CONFIDENTIAL

2 Forward-Looking Statements Readers should note that in addition to the historical information contained herein, this presentation contains, and future oral and written statements of the HBT Financial, Inc. (the “Company”, “our” or “us”) and its management may contain, “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of the words “believe,” “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan,” “propose,” “seek,” “continue,” “predict,” as well as the negative forms of those words, or similar expressions. Any forward-looking statements presented herein are made only as of the date of this presentation, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and supply chain constraints); (ii) effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy and tax regulations; (iii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics, acts of war or other threats thereof (including the Russian invasion of Ukraine, conflicts in the Middle East and recent military activity in Venezuela), or other adverse events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iv) new and revised accounting policies and practices, as may be adopted by state and federal regulatory banking agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board; (v) changes in local, state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to bank failures; (vi) the imposition of tariffs or other governmental policies impacting the value of products produced by the Company's commercial borrowers; (vii) changes in interest rates and prepayment rates of the Company’s assets; (viii) increased competition in the financial services sector, including from non-bank competitors such as credit unions and fintech companies, and the inability to attract new customers; (ix) technological changes implemented by us and other parties, including our third-party vendors, which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; (x) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (xi) the loss of key executives and employees, talent shortages and employee turnover; (xii) changes in consumer spending; (xiii) unexpected outcomes or costs of existing or new litigation or other legal proceedings and regulatory actions involving the Company; (xiv) the economic impact on the Company and its customers of climate change, natural disasters and of exceptional weather occurrences such as tornadoes, floods and blizzards; (xv) fluctuations in the value of securities held in our securit ies portfolio, including as a result of changes in interest rates; (xvi) credit risks and risks from concentrations (by type of borrower, geographic area, collateral and industry) within our loan portfolio (including commercial real estate loans) and large loans to certain borrowers; (xvii) the overall health of the local and national real estate market; (xviii) the ability to maintain an adequate level of allowance for credit losses on loans; (xix) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and who may withdraw deposits to diversify their exposure; (xx) the ability to successfully manage liquidity risk, which may increase dependence on non-core funding sources such as brokered deposits, and may negatively impact the Company’s cost of funds; (xxi) the level of nonperforming assets on our balance sheet; (xxii) interruptions involving our information technology and communications systems or third-party servicers; (xxiii) the occurrence of fraudulent activity, breaches or failures of our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; (xxiv) the effectiveness of the Company’s risk management framework and internal disclosure controls and procedures; (xxv) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction with CNB Bank Shares, Inc. (“CNB”); (xxvi) the ultimate timing, outcome and results of integrating the operations of CNB into those of the Company; (xxvii) the effects of the merger with CNB in the Company’s future financial condition, results of operations, strategy and plans; and (xxviii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. Readers should note that the forward-looking statements are frequently based on assumptions that may or may not materialize and are subject to numerous uncertainties, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.

3 Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non- GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Tax-equivalent adjustments assume a federal tax rate of 21% and state tax rate of 9.5%. For a reconciliation of the non-GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this presentation. Disclaimers This Confidential Investor Presentation is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of the Company, or any of its affiliates or subsidiaries, including Heartland Bank and Trust Company. The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person and is subject to the letter agreement regarding confidentiality between the Company and the original recipient of this Confidential Investor Presentation. The Company reserves the right to request the return of this Confidential Investor Presentation at any time. This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation (including, without limitation, reviewing the information being provided by the Company concurrently with this Confidential Investor Presentation) and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation. The securities referenced in this Confidential Investor Presentation have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be re-offered or re-sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this Confidential Investor Presentation. Any representation to the contrary is a criminal offense. The securities mentioned in this presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or by any other government agency. Certain of the information contained in this Confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. Except where information is provided as of a specified date, this Confidential Investor Presentation speaks as of the date hereof. The delivery of this Confidential Investor Presentation will not, under any circumstances, create an implication that there has been no change in the affairs of the Company since the date of this Confidential Investor Presentation. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom.

4 Issuer: HBT Financial, Inc. Security Type: Fixed-to-Floating Subordinated Notes Due 2036 Offering Size: $75,000,000 Rating¹: BBB Kroll Issuance Type: Private Placement with Registration Rights Term: 10 Years Call: 5 Years Use of Proceeds: The Company shall use the net proceeds from the sale of Subordinated Notes for general corporate purposes and potential share repurchases Sole Placement Agent: Piper Sandler & Co Terms of Proposed Capital Raise 1 A credit rating is not a recommendation to buy, sell or hold any securities of the Company and may be revised or withdrawn at any time

5 Company Snapshot Overview ✓ Company incorporated in 1982 from a base of family-owned banks and completed its IPO in October 2019 ✓ Headquartered in Bloomington, Illinois, with operations throughout Illinois, eastern Iowa, and St. Louis ✓ Strong, granular, and low-cost deposit franchise with 1.16%* cost of deposits and 95.4% core deposits1 ✓ Conservative credit culture, with net charge-offs to average loans of 0.05% and 0.07% for the year ended December 31, 2024 and 2025, respectively ✓ High profitability sustained through economic cycles Loan Composition Deposit Composition Commercial Real Estate Note: Financial data as of and for the three months ended December 31, 2025 unless otherwise indicated; * Annualized measure; FTE: Fully tax equivalent; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. Commercial Financial Highlights ($mm) 2022 2023 2024 2025As of or for the year ended B a la n c e S h e e t Total assets $4,287 $5,073 $5,033 $5,071 Total loans 2,620 3,404 3,466 3,456 Total deposits 3,587 4,401 4,318 4,359 Core deposits (%)1 99.2% 93.8% 95.3% 95.4 % Loans-to-deposits 73.0% 77.3% 80.3% 79.3 % CET1 (%) 13.1% 12.1% 13.2% 14.4 % TCE / TA1 8.1% 8.2% 9.4% 10.8 % K e y P e rf o rm a n c e In d ic a to rs Adjusted ROAA1 1.31% 1.59% 1.50% 1.58 % Adjusted ROATCE1 15.8% 20.9% 17.2% 15.8 % NIM (FTE)1 3.60% 4.15% 4.01% 4.17 % Yield on loans 4.91% 6.04% 6.36% 6.34 % Cost of deposits 0.07% 0.60% 1.30% 1.19 % Cost of funds 0.19% 0.86% 1.41% 1.28 % Efficiency ratio (FTE)1 56.9% 55.8% 53.5% 52.9 % C re d it NCOs / loans (0.08)% 0.01% 0.05% 0.07 % ACL / loans 0.97% 1.18% 1.21% 1.21 % NPLs / loans 0.08% 0.23% 0.22% 0.22 % NPAs / assets 0.12% 0.17% 0.16% 0.17%

6 Our History – Long track record of organic and acquisitive growth All five banks owned by HBT Financial, Inc. merge into Heartland Bank and Trust Company 1997 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in central IL M.B. Drake starts bank in central IL 1920 HBT Financial, Inc. incorporates as a multi-bank holding company owning three banks 1982 1992 Fred Drake named President and CEO of Heartland Bank and Trust Company and leads its entry into Bloomington-Normal Acquisition1 of Lincoln S.B. Corp (State Bank of Lincoln) 2018 Wave of FDIC- assisted and strategic acquisitions, including expansion into the Chicago MSA 2010 - 2015 Entry into several new markets in central IL through de novo branches and acquisitions 1999 - 2008 2007 Company crosses $1bn in assets 2020 Merger of State Bank of Lincoln into Heartland Bank and Trust Company 2019 Completion of IPO in October 2023 Completed acquisition of Town and Country Financial Corporation 2026 Completed acquisition of CNB Bank Shares, Inc. 1 Although the Lincoln S.B. Corp transaction is identified as an acquisition above, the transaction was accounted for as a change of reporting entity due to its common control with the Company Entry into Iowa with NXT Bank acquisition 2021

7 Central Illinois branches Chicago MSA branches St. Louis MSA branches Iowa branches Our Markets ¹ Balances shown pro forma for CNB acquisition; Source: S&P Capital IQ; Financial data as of December 31, 2025. Full-Service Branch Locations $5.8bn $4.8bn 84 Locations Deposits¹ Loans¹ Full-Service Branches

8 Business Strategy ◼Drake family involved in central Illinois banking since 1920 ◼Management lives and works in our communities ◼Community banking and relationship-based approach stems from adherence to our Midwestern values ◼Committed to providing products and services to support the unique needs of our customer base ◼ Vast majority of loans originated to borrowers residing within 60 miles of a branch ◼Robust underwriting standards will remain a hallmark of the Company ◼Maintained sound credit quality and minimal originated problem asset levels during the Great Recession ◼Diversified loan portfolio primarily within footprint ◼Underwriting continues to be a strength as evidenced by NCOs / loans of 0.05% during 2024 and 0.07% during 2025; NPLs / loans of 0.22% at 4Q24 and 0.22% at 4Q25 ◼ Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets ◼ Successful integration of 10 community bank acquisitions2 since 2007 ◼Chicago MSA, in particular, has ~70 banking institutions with less than $2bn in assets ◼ 1.50% adjusted ROAA3 and 4.01% NIM (FTE)4 during 2024; 1.58% adjusted ROAA3 and 4.17% NIM (FTE)4 during 2025 ◼Highly profitable through the Great Recession and the COVID-19 pandemic ◼Highly defensible market position (Top 2 deposit share rank in 6 of 7 of our largest central Illinois markets1) contributes to our strong core deposit base and funding advantage ◼Continued deployment of our excess deposit funding (79% loan- to-deposit ratio as of 4Q25) into attractive loan opportunities in larger, more diversified markets ◼ Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets Preserve strong ties to our communities Deploy excess deposit funding into loan growth opportunities Maintain a prudent approach to credit underwriting Pursue strategic acquisitions and sustain strong profitability Small enough to know you, big enough to serve you FTE: Fully tax equivalent; 1 Source: S&P Capital IQ, data as of June 30, 2025; 2 Includes merger with Lincoln S.B. Corp in 2018, although the transaction was accounted for as a change of reporting entity due to its common control with Company; 3 Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see “Non-GAAP reconciliations” in Appendix; 4 Metrics presented on tax-equivalent basis; for reconciliation with GAAP metric, see “Non-GAAP reconciliations” in Appendix.

9 Experienced executive management team with deep community ties Fred L. Drake Executive Chairman 42 years with Company 45 years in industry J. Lance Carter President and Chief Executive Officer 24 years with Company 32 years in industry Lawrence J. Horvath Chief Lending Officer 15 years with Company 40 years in industry Mark W. Scheirer Chief Credit Officer 14 years with Company 33 years in industry Andrea E. Zurkamer Chief Risk Officer 12 years with Company 25 years in industry Diane H. Lanier Chief Retail Officer 28 years with Company 40 years in industry Peter Chapman Chief Financial Officer 3 years with Company 32 years in industry

10 Talented Board of Directors with deep financial services industry experience Fred L. Drake Executive Chairman • Director since 1984 • 42 years with Company • 45 years in industry J. Lance Carter Director • Director since 2011 • President & CEO of HBT Financial and Heartland Bank • 24 years with Company • 32 years in industry Patrick F. Busch Director • Director since 1998 • Vice Chairman of Heartland Bank • 30 years with Company • 47 years in industry Eric E. Burwell Director • Director since 2005 • Owner, Burwell Management Company Linda J. Koch Director • Director since 2020 • Former President & CEO of the Illinois Bankers Association • 36 years in industry Gerald E. Pfeiffer Director • Director since 2019 • Former Partner at CliftonLarsonAllen LLP • Over 50 years of industry experience Allen C. Drake Director • Director since 1981 • Retired EVP with 27 years of experience at Company Dr. C. Alvin Bowman Director • Director since 2019 • Former President of Illinois State University • 36 years in higher education Roger A. Baker Director • Director since 2022 • Former Chairman & President of NXT Bancorporation • 15 years in industry James T. Ashworth Director • Director since 2026 • Former President & Vice Chairman of CNB Bank Shares, Inc. • Over 47 years in industry Nancy L. Ruyle Director • Director since 2026 • Former Senior Partner at Ruyle & Sims • Over 40 years of legal experience

11 Investment Highlights 3 1 2 4 Track record of successfully integrating acquisitions Consistent performance through economic cycles and consistent out-performance of peers drives long-term shareholder value Strong, granular, low-cost deposit base provides funding for diversified loan portfolio and loan growth opportunities Prudent risk management

12 Consistent performance through economic cycles. . . Drivers of Profitability Strong, granular, low-cost deposits1 Relationship-based business model that has allowed us to cultivate and underwrite attractively priced loans A robust credit risk management framework to prudently manage credit quality Diversified sources of fee income, including in wealth management 4 Consistent out-performance, even during periods of broad economic stress 1 2 3 1 Source: S&P Capital IQ as available on February 25, 2026; For 2006 through June 30, 2012, the Company’s pre-tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; 2 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median. 2

13 . . . and consistent out-performance of peers. . .1 Robust Capitalization Superior Profitability Exceptional Funding Base Conservative Credit Underwriting 1 11 1 Source: S&P Capital IQ as available on February 25, 2026; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median.

14 . . . drives long-term shareholder value1 Cumulative Total Return (Initial investment of $100 and reinvestment of dividends) 1 Source: S&P Capital IQ as available on February 25, 2026; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median. 1 Year 3 Years 5 Years HBT 22.2% 47.1% 103.4 % Peer Median1 9.3% 37.4% 75.9 % S&P 600 Small Cap Bank Index 4.6% 17.8% 47.3 % Cumulative Total Return (%) (Includes reinvestment of dividends) Industry Recognition ◼Ranked 1st out of 200 in the Forbes 2026 America's Best Banks ranking (based on 2025 results) ◼Ranked 16th out of 208 in S&P Global Market Intelligence's 2024 large US community bank ranking ◼Ranked 6th out of community banks with total assets of $5bn to $10bn and 7th out of 300 publicly traded banks overall in Bank Director's The Best U.S. Banks 2025 edition

15 Strong, granular, low-cost deposit base provides funding for . . . Cost of Deposits (%) Remains Consistently Below Peers 1 2 As of 12/31/25 Number of Accounts (000) Average Account Balance ($000) Weighted Average Age (Years) Noninterest-bearing 76 $13 15.3 Interest-bearing demand 53 19 20.9 Money market 6 124 11.5 Savings 44 13 18.0 Time 17 43 2.3 Total deposits 195 $21 14.0 Deposit Base Characteristics2 Source: S&P Capital IQ as available on February 25, 2026; 1 See "Peer Group Members" in the Appendix for listing of the publicly-traded bank holding companies included in peer group median; 2 Excludes overdrawn deposit accounts, reciprocal deposit accounts, and internal HBT accounts. ◼Deposit beta consistently below peers, in both rising rate and falling rate environments ◼Core deposits to total deposits3 of 95.4% as of December 31, 2025, with no reliance on brokered deposits ◼ Short duration time deposits have a weighted average remaining maturity of 4.9 months and a weighted average rate of 3.14% as of December 31, 2025 1

16 . . . diversified loan portfolio and loan growth opportunities2 December 31, 2025 Balance ($000) Percent Commercial and industrial $ 399,760 11.6 % Commercial real estate - owner occupied 320,434 9.3 % Commercial real estate - non- owner occupied 937,094 27.0 % Construction and land development 280,254 8.1 % Multi-family 544,941 15.8 % One-to-four family residential 445,463 12.9 % Agricultural and farmland 275,251 8.0 % Municipal, consumer, and other 253,012 7.3 % Total loans $ 3,456,209 100.0 % Diversified Loan Portfolio Chicago MSA ◼ Entered market in 2011 with acquisition of Western Springs National Bank ◼ In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent ◼ Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits ◼ Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multi-family, mixed use, industrial, retail, and office ◼Chicago MSA region loans grew 5.5% over the last 12 months Central Illinois ◼Deep-rooted market presence expanded through several acquisitions since 2007 ◼Central Illinois markets have been resilient during previous economic downturns ◼ Town and Country merger has provided very strong market share in a number of new markets and opportunities to expand customer relationships with HBT’s greater ability to meet larger borrowing needs Iowa ◼ Entered market in 2021 with acquisition of NXT Bancorporation, Inc. ◼Continued opportunity to accelerate loan growth in Iowa thanks to HBT’s larger lending limit and ability to add to talented banking team ◼ Iowa region loans grew 5.3% over the last 12 months Loan Growth Opportunities

17 2026 CNB Bank Shares, Inc. (CNB Bank & Trust, N.A.) Carlinville, IL $1.5bn deposits Track record of successfully integrating acquisitions BankPlus Morton, IL $231mm deposits 2007 2012 Bank of Illinois Normal, IL FDIC-assisted $176mm deposits Western Springs National Bank Western Springs, IL FDIC-assisted $184mm deposits 2011 Citizens First National Bank Princeton, IL FDIC-assisted $808mm deposits Farmer City State Bank Farmer City, IL $70mm deposits 20182010 Bank of Shorewood Shorewood, IL FDIC-assisted $105mm deposits Lincoln S.B. Corp (State Bank of Lincoln)1 Lincoln, IL $357mm deposits 2021 NXT Bancorporation, Inc. (NXT Bank) Central City, IA $182mm deposits 2015 National Bancorp, Inc. (American Midwest Bank) Schaumburg, IL $447mm deposits 2023 Town and Country Financial Corporation (Town and Country Bank) Springfield, IL $720mm deposits 3 1 Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company

18 Overview of CNB Bank Shares, Inc. • CNB Bank & Trust, N.A., the bank subsidiary for CNBN, has roots going back to 1888 • CNBN operates through 18 branches in central Illinois, St. Louis MSA, and southern Chicago suburbs • Profitable bank with MRQ ROAA and ROAE of 0.94% and 10.8%, respectively ¹ • Diverse loan-base with 25% commercial (including C&I and owner-occupied CRE), 36% commercial real estate (including nonowner-occupied CRE, construction and land development, and multi-family), and 25% agriculture and farmland 2 • Stable deposit base reflects strong community ties and loyalty of rural customers • Strong financial stability and significant growth opportunities, with gross loans representing 85% of total deposits ¹ CNBN (18) Branch Footprint $1.8bn Assets $1.3bn Loans $1.5bn Deposits 0.94% MRQ ROAA 3.49% MRQ NIM 0.31% NPAs / Assets Financial Highlights¹ 1) Data per September 30, 2025 company reports 2) Data per June 30, 2025 bank-level regulatory filing 3

19 CNB Transaction Highlights • Increased operating scale with assets of approximately $6.9 billion pro forma • CNB’s suburban southwestern Chicago branches contribute $502 million of loans while the St. Louis metropolitan branches add $528 million of loans and have historically had solid organic loan growth • Enhances ability to attract and retain top talent in Chicago and St. Louis MSAs • Culturally aligned with shared relationship-based approach and commitment to the communities we serve • Continues HBT’s growth strategy by merging with a high-performing community bank with a strong core deposit franchise • Jim Ashworth and Nancy Ruyle both joined the HBT Financial, Inc. Board of Directors and Heartland Bank and Trust Company Board of Directors post-closing • CNB Bank & Trust, N.A. President & CEO Andy Tinberg joined Heartland Bank and Trust Company as a senior executive officer Strategically Compelling Financially Attractive • Anticipated EPS accretion of 19% in first full-year with cost savings • Manageable TBV dilution of 3.3% at closing with an earnback of less than 1 year using the crossover method • Creates significant value for both HBT and CNB shareholders Low Risk Transaction • Partners two highly compatible franchises with deep roots in central Illinois • Similar conservative credit cultures and diversified loan portfolios • Strong pro forma capital ratios • HBT completed a comprehensive due diligence process with 71% of loan portfolio (by balance) reviewed and is an experienced acquirer with a core competency in integration processes 3

20 Prudent risk management ◼Risk management culture instilled by management ◼Well-diversified loan portfolio across commercial, regulatory CRE, and residential ◼ Primarily originated across in-footprint borrowers ◼Centralized credit underwriting group that evaluates the vast majority of exposures over $750,000 to ensure uniform application of policies and procedures ◼Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring ◼ Between a robust internal review process and annual third-party reviews, more than 45% of loan commitments are reviewed on a rolling 24 month basis Strategy and Risk Management ◼Majority of directors are independent, with varied expertise and backgrounds ◼ Board of directors has an established Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Enterprise Risk Management (ERM) Committee ◼ ERM program embodies the “three lines of defense” model and promotes business line risk ownership ◼ Independent and robust internal audit structure, reporting directly to our Audit Committee ◼ Strong compliance culture and compliance management system ◼Code of Ethics and other governance documents are available at ir.hbtfinancial.com Data Security & Privacy ◼Robust data security program, and under our privacy policy, we do not sell or share customer information with non-affiliated entities ◼ Formal company-wide business continuity plan covering all departments, as well as a cybersecurity program that includes internal and outsourced, independent testing of our systems and employees Comprehensive Enterprise Risk Management Disciplined Credit Risk Management Historical Net Charge-Offs (%) 4

21 Exceptional asset quality Strong profitability and tangible book value growth Resilient net interest margin supported by low cost deposit base ◼Nonperforming assets represented only 0.17% of total assets at December 31, 2025, compared to 0.17% at September 30, 2025 ◼Net charge-offs represented only 0.10% of average loans on an annualized basis during Q4 2025, or 0.07% for the year ended December 31, 2025, compared to 0.02% of average loans on an annualized basis during Q3 2025 ◼Net income of $18.9 million, or $0.60 per diluted share; return on average assets (ROAA) of 1.47% and return on average tangible common equity (ROATCE)1 of 14.08% ◼ Adjusted net income1 of $20.1 million, or $0.64 per diluted share; adjusted ROAA1 of 1.57% and adjusted ROATCE1 of 14.97% ◼ Tangible book value per share1 increased 3.4% from September 30, 2025 and 16.2% from December 31, 2024 ◼Resilient net interest margin of 4.12% and a net interest margin (tax-equivalent basis)1 of 4.16%, down only 1 and 2 basis points, respectively, compared to Q3 2025 ◼Cost of funds decreased 6 basis points to 1.23% and total cost of deposits decreased 3 basis points to 1.16% ◼ Total deposits increased $12.1 million, or an increase of $62.1 million when excluding the $50.0 million of wealth management customer money market deposits that were moved off-balance sheet during Q4 2025 Q4 2025 Highlights Note: Financial data as of and for the three months ended December 31, 2025 unless otherwise indicated; 1 See "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

22 Earnings Overview Prior Quarter Current Quarter ($000) 3Q25 Non-GAAP Adj.1 Adjusted 3Q251 4Q25 Non-GAAP Adj.1 Adjusted 4Q251 Interest and dividend income $64,336 $— $64,336 $64,391 $— $64,391 Interest expense 14,350 — 14,350 13,848 — 13,848 Net interest income 49,986 — 49,986 50,543 — 50,543 Provision for credit losses 596 — 596 1,463 — 1,463 Net interest income after provision for credit losses 49,390 — 49,390 49,080 — 49,080 Noninterest income 9,849 570 10,419 9,895 461 10,356 Noninterest expense 32,508 (391) 32,117 33,061 (999) 32,062 Income before income tax expense 26,731 961 27,692 25,914 1,460 27,374 Income tax expense 6,966 274 7,240 6,976 259 7,235 Net income $19,765 $687 $20,452 $18,938 $1,201 $20,139 Highlights Relative to Previous Quarter 2 ◼Net interest income increased $0.6 million from the third quarter of 2025 with a decrease in funding costs and higher average interest- earning asset balances partially offset by lower yields on loans as a result of decreases in benchmark interest rates ◼Net interest margin decreased 1 basis point to 4.12% ◼ Total provision for credit losses, consisting of $0.6 million for loans and $0.8 million for unfunded commitments, primarily reflects increases due to higher loan balances and changes in the portfolio, partially offset by decreases in specific reserves ◼Noninterest income was consistent with the third quarter of 2025, with improvements in wealth management fees and the mortgage servicing rights fair value adjustment mostly offset by fluctuations in the gains and losses recognized on the sale of foreclosed assets ◼ Excluding $1.0 million of acquisition-related expenses, the $0.4 million decrease in noninterest expense was primarily attributable to the absence of a $0.4 million loss on the extinguishment of debt, associated with the early payoff of $40.0 million of subordinated notes during September 2025 4Q25 NIM Analysis* Note: Financial data as of and for the three months ended December 31, 2025 unless otherwise indicated; * Annualized measure; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non- GAAP financial measures to their most closely comparable GAAP financial measures; 2 Reflects contribution of loan interest income to net interest margin, excluding loan discount accretion, nonaccrual interest recoveries, and loan fees.

23 Deposit Overview Deposit Base Highlights ◼ Highly granular deposit base with balances up $12.1 million during the fourth quarter of 2025, despite $50.0 million of wealth management customer money market deposits that were moved off-balance sheet due to strong liquidity during the quarter ◼ Top 100 depositors, by balance, make up 15% of our deposit base, and the top 200 depositors make up 19% as of December 31, 2025 ◼ Excluding reciprocal deposit accounts, account balances consist of 70% retail, 21% business, and 9% public funds as of December 31, 2025 ◼ Uninsured and uncollateralized deposits estimated to be $632 million, or 14% of total deposits, as of December 31, 2025 ◼ 93% of time deposits scheduled to reprice during 2026 Interest Costs* 4Q25 Spot Interest Rates2 As of 12/31/25 Interest-bearing demand 0.63% 0.62 % Money market 2.11% 1.98 % Savings 0.28% 0.28 % Time 3.16% 3.14 % Total interest-bearing deposits 1.54% 1.49 % Total deposits 1.16% 1.13% 1 Latest Rising Rate Cycle Deposit Beta (4Q21 to 2Q24): 23.6% Current Falling Rate Cycle Deposit Beta (3Q24 to 4Q25): 13.5% 1 Rate Data Source: St. Louis FRED; * Annualized measure; 1 Represents quarterly average of federal funds target rate upper limit; 2 Weighted average spot interest rates do not include impact of purchase accounting adjustment amortization. 1

24 Net Interest Margin Annual Quarterly FTE NIM*1 GAAP NIM* Accretion of acquired loan discounts contribution to NIM* FTE NIM1 GAAP NIM Accretion of acquired loan discounts contribution to NIM ◼ Fourth quarter 2025 net interest margin and net interest margin (tax- equivalent basis)1 decreased 1 and 2 basis points, respectively, from the prior quarter ◼ 33% of the loan portfolio matures or reprices within the next 3 months and 41% of the loan portfolio matures or reprices within the next 12 months Scheduled Fixed Rate Loan Maturities ($000) 1Q26 2Q26 3Q26 4Q26 Balance $ 139,037 $ 127,848 $ 53,369 $ 63,773 Weighted Average Interest Rate2 5.82% 5.09% 4.69% 4.13 % Note: Financial data as of and for the three months ended December 31, 2025 unless otherwise indicated; * Annualized measure; 1 Tax-equivalent basis metric; see "Non-GAAP reconciliations" in the Appendix for reconciliation of non- GAAP financial measures to their most closely comparable GAAP financial measures; 2 Weighted average interest rates does not include impact of purchase accounting adjustment amortization or deferred loan fee amortization. 3bps 2bps 9bps 9bps 8bps 9bps 9bps 8bps 7bps 7bps

25 Loan Portfolio Overview: Commercial and Commercial Real Estate ◼ $1.76 billion portfolio as of December 31, 2025 ◼ $937 million in non-owner occupied CRE loans primarily supported by rental cash flow of the underlying properties ◼ $280 million in construction and land development loans2 primarily to developers for properties to sell upon completion or for long-term investment ◼ $545 million in multi-family loans secured by 5+ unit apartment buildings ◼Office CRE exposure characterized by solid credit metrics as of December 31, 2025 with none rated substandard, none past due 30 days or more, and a weighted average LTV of 57% Commercial Real Estate PortfolioCommercial Loan Portfolio ◼ $720 million portfolio as of December 31, 2025 ◼ $400 million in C&I loans primarily for working capital, asset acquisition, and other business purposes ◼ $320 million in owner-occupied CRE ◼Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in- market1 1 Market area defined as within 60 miles of a branch; 2 Construction and land development loans presented by property type in chart

26 Loan Portfolio Overview: Selected Portfolios ◼ $275 million portfolio as of December 31, 2025 ◼ Borrower operations focus primarily on corn and soybean production ◼ Federal crop insurance programs mitigate production risks ◼No customer accounts for more than 2% of the agriculture portfolio ◼Weighted average LTV on farmland loans is 47% ◼ 4.5% is rated substandard as of December 31, 2025 ◼ 70% of agricultural borrowers have been with the Company for at least 10 years, and 51% for more than 20 years ◼ $253 million portfolio as of December 31, 2025 ◼Commercial tax-exempt loans which are sponsored by municipal entities for the benefit of a private entity where that private entity is responsible for repayment ◼ $42.6 million in senior living facility loans ◼ $19.8 million in medical facility loans ◼ Loans to non-depository institutions primarily secured by assignments of notes and mortgages to third party borrowers to fund real estate projects ◼ Loans to municipalities are primarily federally tax-exempt Municipal, Consumer and OtherAgriculture and Farmland

27 Loan Portfolio Overview: ACL and Asset Quality 4Q25 ACL on Loans Activity ($000) Watch List and Nonaccrual Loans ($000) As of 9/30/25 Change As of 12/31/25 Pass-Watch $ 89,732 $ 42,034 $ 131,766 Special Mention 15,090 (3,302) 11,788 Substandard 80,093 (9,350) 70,743 Nonaccrual1 7,637 (81) 7,556 CECL Methodology and Oversight ◼Discounted cash flow method utilized for majority of loan segments, except weighted average remaining maturity method used for consumer loans ◼Credit loss drivers determined by regression analysis includes Company and peer loss data and macroeconomic variables, including unemployment and GDP ◼ ACL / Loans of 1.21% as of December 31, 2025 ◼ ACL Committee provides model governance and oversight ACL on Unfunded Commitments ◼ ACL on unfunded lending-related commitments was $4.1 million as of December 31, 2025 1 Includes $2.2 million of loans that are wholly or partially guaranteed by the U.S. government as of December 31, 2025.

28 Wealth Management Overview Comprehensive Wealth Management Services ◼ Proprietary investment management solutions ◼ Financial planning ◼ Trust and estate administration Wealth Management Revenue Trends ($mm) Agricultural Services ◼ Farm management services: over 78,000 acres managed as of December 31, 2025 ◼Real estate brokerage including auction services ◼ Farmland appraisals $12.1 $7.2 $8.4 $9.2 $9.9 Over $2.4 billion of assets under management or administration as of December 31, 2025 $11.0

29 Securities Portfolio Overview Securities Overview Key Investment Portfolio Metrics ($000) AFS HTM Total Amortized Cost $ 841,867 $ 458,746 $ 1,300,613 Unrealized Gain/(Loss) (28,766) (31,947) (60,713) Allowance for Credit Losses — — — Fair Value 813,101 426,799 1,239,900 Book Yield 3.26% 2.42% 2.97 % Effective Duration (Years) 3.49 3.71 3.56 Amortized Cost: $1,301mm Book Yield: 2.97% Book Yield: 2.61% Book Yield: 1.33% Book Yield: 2.10% Book Yield: 4.04% Book Yield: 5.89% ◼Company’s debt securities consist primarily of the following types of fixed income instruments: ◼ Agency guaranteed MBS: MBS pass-throughs, CMOs, and CMBS ◼Municipal bonds: weighted average NRSRO credit rating of Aa2/AA ◼ Treasury, government agency debentures, and SBA-backed full faith and credit debt ◼Corporate bonds: Investment-grade corporate and bank subordinated debt ◼ Investment strategy focused on maximizing returns and managing the Company’s asset sensitivity with high credit quality intermediate duration investments ◼Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise ◼During the quarter, $67.4 million of debt securities were purchased with excess liquidity on hand to maintain portfolio duration Expected Debt Securities Principal Cash Flows ($000) 1Q26 2Q26 3Q26 4Q26 Expected Principal Cash Flows1 $ 39,137 $ 24,016 $ 35,108 $ 44,101 Book Yield 2.48% 3.39% 3.15% 2.61 % Financial data as of December 31, 2025, unless otherwise indicated; 1 Expected principal cash flows includes contractual maturities, projected calls, and projected mortgage-backed principal payments based on industry recognized prepayment models as of December 31, 2025.

30 Capital and Liquidity Overview As of 12/31/25 Balance of Cash and Cash Equivalents $122,269 Market Value of Unpledged Securities 845,524 Available FHLB Advance Capacity 1,058,052 Available FRB Discount Window Capacity 108,840 Available Fed Fund Lines of Credit 80,000 Total Estimated Sources of Liquidity $2,214,685 Capital and Liquidity Highlights ◼ All capital measures remain well above regulatory requirements ◼Decrease in CET1 risk-based capital ratio in 2023 was primarily a result of the Town and Country acquisition ◼ If all unrealized losses on debt securities, regardless of accounting classification, were included in tangible equity, tangible common equity to tangible assets would be 10.41%1 ◼With the loan to deposit ratio at 79%, there is more than sufficient on-balance sheet liquidity that is also supplemented by multiple untapped liquidity sources 1 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. Liquidity Sources ($000)

31 Near-Term Outlook ◼The following guidance is for HBT on a standalone basis (excluding the CNB merger): ◼Loan volumes are expected to be down slightly in 1Q26, due to seasonal paydowns and up low-single digits during 2026. ◼Based on the current yield curve, balance sheet composition, and probability of two effective federal funds target rate reductions, we expect modest NIM expansion during 2026. ◼We expect noninterest income to grow in the low-single digits during 2026. ◼Noninterest expense is expected to be between $32 million and $34 million per quarter, up approximately 3% from 2025. ◼Asset quality is expected to remain solid, although asset quality metrics and charge-offs could deteriorate slightly should the economy soften. Additionally, deterioration in the outlook for unemployment and GDP may generate volatility in the ACL calculation. ◼The CNB merger closed on March 1, 2026. Integration planning is progressing as planned and there have not been any material changes to our expectations regarding the financial impact of the merger since our announcement.

32 Double Leverage and Interest Coverage $75M Proposed Offering Pro Forma for CNB and $75M Proposed Offering³ Net Proceeds from Proposed Holding Company Subordinated Debt Offering¹ $73,800 $73,800 Double Leverage $ in thousands For the Period Ended: 2021Y 2022Y 2023Y 2024Y 2025Y 2025Y Bank-Level Common Equity $461,339 $422,217 $563,513 $618,914 $654,269 $791,396 Consolidated Common Equity $411,881 $373,632 $489,496 $544,605 $615,498 $752,625 Double Leverage Ratio 112.0% 113.0% 115.1% 113.6% 106.3% 105.2% Net Proceeds from Proposed Holding Company Subordinated Debt Offering¹ $73,800 $73,800 Illustrative 100% of Proceeds Downstreamed to Bank Net Proceeds from Proposed Holding Company Subordinated Debt Offering Downstreamed to Bank $73,800 $73,800 Pro Forma Bank-Level Equity $728,069 $865,196 Pro Forma Consolidated Equity $615,498 $752,625 Pro Forma Double Leverage Ratio 118.3% 115.0% Interest Coverage For the Years Ended: 2021Y 2022Y 2023Y 2024Y 2025Y 2025Y Total Deposit Interest $2,472 $2,511 $25,135 $56,047 $51,689 $81,595 Other Borrowed Interest $3,348 $4,669 $12,792 $6,803 $5,200 $10,091 Total Interest Expense $5,820 $7,180 $37,927 $62,850 $56,889 $91,686 Pre-Tax Net Income $76,562 $76,190 $88,581 $97,383 $104,506 $141,543 Interest Coverage (including deposit expense) 14.15x 11.61x 3.34x 2.55x 2.84x 2.54x Interest Coverage (excluding deposit expense) 23.87x 17.32x 7.92x 15.31x 21.10x 15.03x New Holding Company Sub Debt Expense (6.00% coupon for illustrative purposes) $4,500 $4,500 Pro Forma Interest Coverage (including deposit expense)² 2.63x 2.42x Pro Forma Interest Coverage (excluding deposit expense)² 11.31x 10.39x 1 Assumes $75.0 million gross sub debt offering and net proceeds of $73.8 million after gross spread of 1.00% and $450k of additional placement agent costs; 2 Illustrative coupon of 6.00%; ³ Equity for double leverage includes purchase accounting marks. Income / expense for interest coverage excludes purchase accounting accretion and includes cost savings.

33 Illustrative Pro Forma Capital Ratios 10. 12.3 1 . 15. 16. 9.2 10.2 12.0 12.9 13. 9.1 10.1 11.9 12.9 15.1 TCE TA Leverage Ratio CET1 Ratio Tier 1 RBC Ratio Total RBC Ratio Pro Forma for CNB(1) Pro Forma for CNB + Offering(2) HBT Standalone As of December 31, 2025 1 Pro forma for CNB. Amounts based on December 31, 2025 and include purchase accounting adjustments; 2 Pro forma for $75 million proposed subordinated notes offering. Assumes 20% risk asset weighting on net proceeds; ³ Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. Note: All offering assumptions are for illustrative purposes only.

34 Appendix

35 Non-GAAP Reconciliations Adjusted Net Income and Adjusted ROAA ($000) 2022 2023 2024 2025 3Q25 4Q25 Net income $ 56,456 $ 65,842 $ 71,780 $ 77,008 $ 19,765 $ 18,938 Adjustments: Acquisition expenses1 (1,092) (13,691) — (999) — (999) Loss on extinguishment of debt — — — (391) (391) — Gains (losses) on closed branch premises 141 75 (635) 2 (7) — Realized losses on sale of securities — (1,820) (3,697) (200) (49) (151) Mortgage servicing rights fair value adjustment 2,153 (1,615) (174) (1,883) (514) (310) Total adjustments 1,202 (17,051) (4,506) (3,471) (961) (1,460) Tax effect of adjustments2 (551) 4,711 1,284 832 274 259 Total adjustments after tax effect 651 (12,340) (3,222) (2,639) (687) (1,201) Adjusted net income $ 55,805 $ 78,182 $ 75,002 $ 79,647 $ 20,452 $ 20,139 Average assets $ 4,269,873 $ 4,927,904 $ 5,008,083 $ 5,048,549 $ 5,027,161 $ 5,099,275 Return on average assets 1.32% 1.34% 1.43% 1.53% 1.56%* 1.47%* Adjusted return on average assets 1.31% 1.59% 1.50% 1.58% 1.61%* 1.57%* * Annualized measure; 1 Includes recognition of an allowance for credit losses on non-PCD loans of $5.2 million and an allowance for credit losses on unfunded commitments of $0.7 million subsequent to the Town and Country merger during first quarter of 2023; 2 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

36 Non-GAAP Reconciliations Adjusted Earnings Per Share ($000) 4Q25 Numerator: Net income $ 18,938 Adjusted net income $ 20,139 Denominator: Weighted average common shares outstanding 31,434,409 Dilutive effect of outstanding restricted stock units 124,596 Weighted average common shares outstanding, including all dilutive potential shares 31,559,005 Earnings per share - basic $ 0.60 Earnings per share - diluted 0.60 Adjusted earnings per share - basic $ 0.64 Adjusted earnings per share - diluted 0.64

37 Non-GAAP Reconciliations (cont’d) ROATCE, Adjusted ROAE, and Adjusted ROATCE ($000) 2022 2023 2024 2025 Total stockholders’ equity $ 383,306 $ 450,928 $ 515,368 $ 581,449 Less: goodwill (29,322) (57,266) (59,820) (59,820) Less: core deposit intangible assets (1,480) (20,272) (19,247) (16,437) Average tangible common equity $ 352,504 $ 373,390 $ 436,301 $ 505,192 Net income $ 56,456 $ 65,842 $ 71,780 $ 77,008 Adjusted net income 55,805 78,182 75,002 79,647 Return on average stockholders’ equity 14.73% 14.60% 13.93% 13.24 % Return on average tangible common equity 16.02% 17.63% 16.45% 15.24 % Adjusted return on average stockholders’ equity 14.56% 17.34% 14.55% 13.70 % Adjusted return on average tangible common equity 15.83% 20.94% 17.19% 15.77%

38 Non-GAAP Reconciliations (cont’d) ($000) 2021 2022 2023 2024 2025 Net interest income $ 122,403 $ 145,874 $ 191,072 $ 188,850 $ 198,895 Tax-equivalent adjustment1 2,028 2,499 2,758 2,242 2,203 Net interest income (tax-equivalent basis)1 $ 124,431 $ 148,373 $ 193,830 $ 191,092 $ 201,098 Average interest-earnings assets $ 3,846,473 $ 4,118,124 $ 4,675,025 $ 4,769,671 $ 4,819,667 Net interest margin 3.18% 3.54% 4.09% 3.96% 4.13 % Tax-equivalent adjustment1 0.05% 0.06% 0.06% 0.05% 0.04 % Net interest margin (tax-equivalent basis)1 3.23% 3.60% 4.15% 4.01% 4.17 % Net Interest Income (tax-equivalent basis) and Net Interest Margin (tax-equivalent basis) Net Interest Income (tax-equivalent basis) and Net Interest Margin (tax-equivalent basis) ($000) 4Q24 1Q25 2Q25 3Q25 4Q25 Net interest income $ 47,401 $ 48,708 $ 49,658 $ 49,986 $ 50,543 Tax-equivalent adjustment1 562 545 548 552 558 Net interest income (tax-equivalent basis)1 $ 47,963 $ 49,253 $ 50,206 $ 50,538 $ 51,101 Average interest-earnings assets $ 4,758,334 $ 4,798,021 $ 4,808,213 $ 4,800,519 $ 4,871,320 Net interest margin 3.96%* 4.12%* 4.14%* 4.13%* 4.12%* Tax-equivalent adjustment1 0.05%* 0.04%* 0.05%* 0.05%* 0.04%* Net interest margin (tax-equivalent basis)1 4.01%* 4.16%* 4.19%* 4.18%* 4.16%* * Annualized measure; 1 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

39 Non-GAAP Reconciliations (cont’d) Efficiency Ratio (tax-equivalent basis) ($000) 2022 2023 2024 2025 Total noninterest expense $ 105,107 $ 130,964 $ 124,007 $ 129,418 Less: amortization of intangible assets (873) (2,670) (2,839) (2,726) Noninterest expense excluding amortization of intangible assets $ 104,234 $ 128,294 $ 121,168 $ 126,692 Net interest income $ 145,874 $ 191,072 $ 188,850 $ 198,895 Total noninterest income 34,717 36,046 35,571 38,190 Operating revenue 180,591 227,118 224,421 237,085 Tax-equivalent adjustment1 2,499 2,758 2,242 2,203 Operating revenue (tax-equivalent basis)1 $ 183,090 $ 229,876 $ 226,663 $ 239,288 Efficiency ratio 57.72% 56.49% 53.99% 53.44 % Efficiency ratio (tax-equivalent basis)1 56.93% 55.81% 53.46% 52.95% 1 Assumes a federal income tax rate of 21% and a state tax rate of 9.5%.

40 Non-GAAP Reconciliations (cont’d) ($000) 2021 2022 2023 2024 2025 Tangible common equity Total equity $ 411,881 $ 373,632 $ 489,496 $ 544,605 $ 615,498 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (15,117) Tangible common equity $ 380,616 $ 343,240 $ 408,994 $ 466,942 540,561 Unrealized loss on HTM securities (31,947) Tax Effect 8,945 Tangible common equity - HTM adjusted $ 517,559 Tangible assets Total assets $ 4,314,254 $ 4,286,734 $ 5,073,170 $ 5,032,902 $ 5,071,390 Less: goodwill (29,322) (29,322) (59,820) (59,820) (59,820) Less: core deposit intangible (1,943) (1,070) (20,682) (17,843) (15,117) Tangible assets $ 4,282,989 $ 4,256,342 $ 4,992,668 $ 4,955,239 4,996,453 Unrealized loss on HTM securities (31,947) Tax Effect 8,945 Tangible assets - HTM adjusted $ 4,973,451 Total stockholders’ equity to total assets 9.55% 8.72% 9.65% 10.82% 12.14 % Tangible common equity to tangible assets 8.89% 8.06% 8.19% 9.42% 10.82 % Tangible common equity to tangible assets - HTM adjusted 10.41 % Tangible Common Equity to Tangible Assets

41 Non-GAAP Reconciliations (cont’d) ($000) 4Q24 3Q25 4Q25 Tangible common equity Total equity $ 544,605 $ 599,129 $ 615,498 Less: goodwill (59,820) (59,820) (59,820) Less: core deposit intangible (17,843) (15,760) (15,117) Tangible common equity $ 466,942 $ 523,549 $ 540,561 Shares outstanding 31,559,366 31,455,803 31,431,924 Book value per share $ 17.26 $ 19.05 $ 19.58 Tangible book value per share $ 14.80 $ 16.64 $ 17.20 Tangible Book Value Per Share

42 Non-GAAP Reconciliations (cont’d) ($000) 2022 2023 2024 2025 Total deposits $ 3,587,024 $ 4,401,437 $ 4,318,254 $ 4,359,263 Less: time deposits of $250,000 or more (27,158) (130,183) (202,196) (201,365) Less: brokered deposits — (144,880) — — Core deposits $ 3,559,866 $ 4,126,374 $ 4,116,058 $ 4,157,898 Core deposits to total deposits 99.24% 93.75% 95.32% 95.38 % Core Deposits

43 Non-GAAP Reconciliations ($000) 2011 2012 2013 Income before income tax expense $ 47,301 $ 71,384 $ 46,134 Adjustments: Bargain purchase gain 25,417 11,361 — Realized gains (losses) on sale of securities — 9,683 (9,143) Net positive adjustments on FDIC indemnification asset and true-up liability — 6,687 — Net loss related to the sale of branches — — (6,860) Total adjustments 25,417 27,731 (16,003) Adjusted income before income tax expense 21,884 43,653 62,137 Average assets $ 1,831,704 $ 2,494,242 $ 3,148,005 Pre-tax return on average assets 2.58% 2.86% 1.47 % Adjusted pre-tax return on average assets 1.19% 1.75% 1.97 % Adjusted Pre-Tax ROAA (2011 to 2013)

44 Peer Group Members Ticker Symbol Company Name BFC Bank First Corporation BY Byline Bancorp, Inc. CIVB Civista Bancshares, Inc. FMNB Farmers National Banc Corp. THFF First Financial Corporation FMBH First Mid Bancshares, Inc. GABC German American Bancorp, Inc. GSBC Great Southern Bancorp, Inc. HBNC Horizon Bancorp, Inc. IBCP Independent Bank Corporation LKFN Lakeland Financial Corporation MBWM Mercantile Bank Corporation MSBI Midland States Bancorp, Inc. MOFG MidWestOne Financial Group, Inc. NIC Nicolet Bankshares, Inc. OSBC Old Second Bancorp, Inc. PEBO Peoples Bancorp Inc. QCRH QCR Holdings, Inc. SMBC Southern Missouri Bancorp, Inc. SYBT Stock Yards Bancorp, Inc.